Exhibit 3(i)


                          CERTIFICATE OF INCORPORATION

                                       OF

                          VICTOR EBNER ENTERPRISES INC.

                Under Section 402 of the Business Corporation Law



     The undersigned, a natural person of the age of eighteen years or over, for the purpose of forming a corporation pursuant to the Business Corporation Law of the State of New York, does hereby certify and set forth:

     FIRST:     The  name  of  the  corporation is VICTOR EBNER ENTERPRISES INC.

     SECOND: The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the Business Corporation Law, provided that it is not formed to engage in any act or activity requiring the consent or approval of any state official, department, board, agency or other body without such consent or approval first being obtained.

     For the accomplishment of the aforesaid purpose, and in furtherance thereof, the corporation shall have and may exercise all of the powers, rights and privileges which are now and may hereafter be conferred by the Business Corporation Law upon corporations formed thereunder, subject to any limitations thereof contained in the laws of the State of New York.

     THIRD:     The  office  of  the  corporation  is  in the State of New York,
County  of  New  York.

     FOURTH:     The aggregate number of shares which the corporation shall have authority to issue shall be Two Hundred (200) shares, without par value, all of which are of the same class.

     FIFTH: No holder of any of the shares of any class of the corporation shall be entitled as of right to subscribe for, purchase, or otherwise acquire any shares of any class of the corporation which the corporation proposes to issue or any rights or options which the corporation proposes to grant for the purchase of any shares, bonds, securities, or obligations of the corporation which are convertible into or exchangeable for, or which carry rights to subscribe for, purchase, or otherwise acquire shares of any class of the corporation; and any and all of such shares, bonds, securities, or obligations of the corporation, whether now or hereafter authorized or created, may be issued, or may be reissued or transferred if the same have been reacquired and have treasury status, and any and all of such rights and options may be granted by the Board of Directors to such persons, firms, corporations, and associations and for such lawful consideration and on such terms as the Board of Directors in its discretion may determine, without first offering the same, or any portion thereof, to any such holder. Without limiting the generality of the foregoing stated denial of any and all preemptive rights, no holder of shares of any class of the corporation shall have any preemptive rights in respect of the matters, proceedings, or transactions specified in Section 622 of the Business Corporation Law.

     SIXTH: By-laws may be adopted, amended, or repealed by the vote at a meeting of the Board of Directors of a majority of the directors present at the time of the vote, if a quorum is present at such time, or by such greater vote as may be required by the Business Corporation Law, or without a meeting if all members of the board consent in writing to the adoption of a resolution authorizing such action.

     EIGHTH: The corporation, to the fullest extent permitted by the New York Business Corporation Law, as the same may be amended and supplemented, shall indemnify any and all persons whom it shall have power to indemnify under said law from and against any and all of the expenses, liabilities, or other matters referred to in, or covered by, said law. The indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any bylaw, agreement, vote of shareholders or directors, or otherwise, both as to action in his or her official capacity and as to action in any other capacity while holding such office. The indemnification provided for herein shall continue as to a person who has ceased to be a director, officer, or employee, or agent of the Corporation, and shall inure to the benefit of the heirs, executors, and administrators of such person.

     IN WITNESS WHEREOF, I have subscribed this Certificate and affirm that the statements contained herein are true under the penalties of perjury this 10th day of November, 1998.




                                         Karen  A.  Monroe,  Esq.
                                         Incorporator
                                         Shustak  Jalil  &  Heller
                                         545  Madison  Avenue

                                  Exhibit 3(ii)



                         VICTOR EBNER ENTERPRISES, INC.

                          ____________________________


                                     BYLAWS

                          ____________________________


                                    ARTICLE I

                                 The Corporation
                                 ---------------


          Section  1.01.  Name.  The legal name of this corporation (hereinafter
                          ----
called  the  "Corporation")  is  Victor  Ebner  Enterprises  Inc.

          Section  1.02.  Offices.  The  Corporation  shall  have  its principal
                          -------
office in the City of New York, County of New York, State of New York. The Corporation may also have offices at such other places within and without the State of New York as the Board of Directors may from time to time appoint or as the business of the Corporation may require.

          Section  1.03.  Seal.  The corporate seal shall have inscribed thereon
                          ----
the name of the Corporation, the year of its organization and the words "Corporate Seal, New York." One or more duplicate dies for impressing such seal may be kept and used.

                                   ARTICLE II

                            Meetings of Shareholders
                            ------------------------


          Section  2.01.  Place  of  Meetings.  All meetings of the shareholders
                          -------------------
shall be held at the principal office of the Corporation in the State of New York, or at such other place, within or without the State of New York, as may be fixed in the notice of the meeting.

          Section  2.02.  Annual Meeting.  An annual meeting of the shareholders
                          ---------------
of the Corporation for the election of directors and the transaction of such other business as may properly come before the meeting shall be held at a date and time fixed by the Board of Directors of the Corporation or at such other time as may be fixed in the notice of the meeting. If for any reason any annual meeting shall not be held at the time herein specified, the same may be held at any time thereafter upon notice, as herein provided, or the business thereof may be transacted at any special meeting called for the purpose.

          Section 2.03.  Special Meetings.  Special meetings of shareholders may
                         ----------------
be called by the President whenever he deems it necessary or advisable, and shall be called by the President or the Secretary upon the written request of a majority of the entire Board of Directors or of the holders of one-third of the number of outstanding shares of the Corporation entitled to vote at such meeting.

          Section  2.04.  Notice  of  Meetings.  Written  notice of all meetings
                          --------------------
stating the place, date and hour of the meeting shall be given personally or by first class mail to each shareholder entitled to vote at such meeting, not less than ten nor more than sixty days before the date of the meeting. Notice of each special meeting shall state the purpose or purposes for which the meeting is called and shall indicate that it is being called by or at the direction of the person or persons calling the meeting. If, at any meeting, action is proposed to be taken which would, if taken, entitle shareholders fulfilling the requirements of Section 623 of the New York Business Corporation Law to receive payment for their shares, the notice of such meeting shall include a statement of that purpose and to that effect and shall be accompanied by a copy of Section 623 or an outline of its material tens. If mailed, a notice of meeting shall be deemed given when deposited in the United States mail, with postage prepaid, directed to the shareholder at his address as it appears on the record of shareholders, or at such other address for mailing of notices as any shareholder may in writing file with the Secretary of the Corporation. Notice of a meeting need not be given to any shareholder who submits a signed waiver of notice before or after the meeting. The attendance of a shareholder at a meeting without protesting prior to its conclusion the lack of notice of such meeting shall constitute a waiver of notice by him.

          Section  2.05.  Record  Date  for  Shareholders.  For  the  purpose of
                          -------------------------------
determining the shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or to express consent to or dissent from any proposal without a meeting, or for the purpose of determining shareholders entitled to receive payment of any dividend or the allotment of any rights or for the purpose of any other action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. If no record date is fixed, the record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the day next preceding the day on which notice is given, or, if no notice is given, the day on which the meeting is held; the record date for determining shareholders entitled to express consent to or dissent from any proposal without a meeting, when no prior action by the Board of Directors is necessary, shall be the day on which the first written consent or dissent, as the case may be, is expressed; and the record date for determining shareholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of shareholders of record entitled to notice of or to vote at any meeting of share-holders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

          Section  2.06.  Proxy Representation.  Every shareholder may authorize
                          --------------------
another person or persons to act for him by proxy in all matters in which a shareholder is entitled to participate, whether by waiving notice of any meeting, voting or participating at a meeting, or expressing consent or dissent without a meeting. Every proxy must be signed by the shareholder or by his attorney-in-fact. No proxy shall be valid after the expiration of eleven months from the date thereof unless such proxy provides for a longer period. Every proxy shall be revocable at the pleasure of the shareholder executing it, except as may be otherwise provided by law.

          Section  2.07.  Voting  at  Shareholders'  Meetings.  Each outstanding
                          -----------------------------------
share of stock having voting power shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders. Directors shall be elected by the vote of the holders of a plurality of the shares present at a meeting and entitled to vote in the election. Unless otherwise provided by statute, any other corporate action shall be authorized by the vote of the holders of a majority of the shares present at a meeting of shareholders and entitled to vote thereon. Voting need not be by ballot.

          Section  2.08.  Quorum  and Adjournment.  Unless otherwise provided by
                          -----------------------
statute, the holders of a majority of the shares of the Corporation shall constitute a quorum for the transaction of any business. When a quorum is once present to organize a meeting, it shall not be broken by the subsequent withdrawal of any shareholders. If a quorum is not present or represented at any meeting of the shareholders, the shareholders present in person or represented by proxy shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or rep-resented, any business may be transacted which might have been transacted at the meeting as originally notified.

          Section  2.09.  List  of  Shareholders.  The officer who has charge of
                          ----------------------
the record of shareholders of the Corporation shall prepare, make and certify, at least ten days before every meeting of shareholders, a complete list of the shareholders, as of the record date fixed for such meeting, arranged in alphabetical order, and showing the address of each shareholder and the number of shares registered in each shareholder's name. Such list shall be open to the examination of any shareholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, at the principal office of the Corporation or at a place within the city, municipality or community where the meeting is to be held, and shall be available for the examination of any shareholder at the place and during the time of the meeting. If the right of any shareholder to vote at any meeting is challenged, the inspectors of election, if any, or the person presiding, shall require such list of shareholders to be produced as evidence of the right of the persons challenged to vote, and all persons who appear from such list to be shareholders entitled to vote thereat may vote at such meeting.

          Section  2.10.  Action  of the Shareholders Without Meeting.  Whenever
                          -------------------------------------------
shareholders are required or permitted to take any action by vote, such action may be taken without a meeting on written consent, setting forth the action so taken, signed by the holders of all of the outstanding shares entitled to vote thereon.

                                   ARTICLE III

                                    Directors
                                    ---------

          Section  3.01.  Number  of  Directors.  The  board  of directors shall
                          ---------------------
consist of one or more members. The number of directors may be fixed from time to time by action of a majority of the entire Board of Directors or of the shareholders at an annual or special meeting. The initial Board of Directors elected by the incorporator shall consist of five (5) persons. No decrease in the number of directors shall shorten the term of any incumbent director.

          Section  3.02.  Election  and  Term.  The  initial  Board of Directors
                          -------------------
shall be elected by the incorporator and the initial director or directors so elected shall hold office until the first annual meeting of shareholders and until their respective successors have been elected and qualified. Thereafter, each director who is elected at an annual meeting of shareholders, and each director who is elected in the interim to fill a vacancy or a newly created directorship, shall hold office until the next annual meeting of shareholders and until his successor has been elected and qualified.

          Section  3.03.  Filling  Vacancies,  Resignation  and  Removal.  Any
                          -------------------  -------------------------
director may be removed, with or without cause, by vote of the shareholders. In the interim between annual meetings of shareholders or special meetings of shareholders called for the election or removal of one or more directors, newly created directorships and any vacancies in the Board of Directors, in-cluding vacancies resulting from the resignation or removal of directors, may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum, or by the sole remaining director.

          Section  3.04.  Qualifications  and Powers.  Each director shall be at
                          --------------------------
least eighteen years of age. A director need not be a shareholder, a citizen of the United States or a resident of the State of New York. The business of the Corporation shall be managed under the direction of its Board of Directors, subject to the provisions of the certificate of incorporation. In addition to the powers and authorities expressly conferred upon it by these bylaws, the Board may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the certificate of incorporation or by these bylaws directed or required to be exercised or done exclusively by the shareholders.

          Section  3.05.  Regular  and Special Meetings of the Board.  The Board
                          ------------------------------------------
of Directors may hold its meetings, regular or special, within or without the State of New York. The annual meeting of the Board of Directors shall be held immediately after, and at the same place as, the annual meeting of shareholders. No notice shall be required for regular meetings of the Board of Directors for which the time and place have been fixed. Special meetings of the Board may be called by or at the direction of the President, any Vice President, the Secretary or a majority of the directors in office, upon reasonable notice (which shall not be required to be more than three days) to each director, delivered personally, or mailed to each director at his residence or usual place of business. Meet-ings of the Board, regular or special, may be held at any time and place, and for any purpose, without notice, when all the directors are present or when all directors not present, before or after such meeting, in writing waive notice of the holding of such meeting. Any requirement of furnishing a notice shall be waived by any director who attends any meeting of the Board without protesting, prior thereto or at its commencement, the lack of notice to him.

          Section  3.06.  Quorum  and Action.  A majority of the entire Board of
                          ------------------
Directors shall constitute a quorum except that when the entire Board consists of two directors or less, one director shall constitute a quorum, and except that when a vacancy or vacancies prevents such majority, a majority of the directors in office shall constitute a quorum, provided, that such majority shall constitute at least one-third of the entire Board. A majority of the directors present, whether or not they constitute a quorum, may adjourn a meeting to another time and place. Except as may be otherwise provided by these bylaws or by the New York Business Corporation Law, the vote of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board.

          Section  3.07.  Telephonic  Meetings.  Any  member  or mem-bers of the
                          --------------------
Board of Directors, or of any committee designated by the Board, may participate in a meeting of the Board, or any such committee, as the case may be, by means of conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time, and participation in a meeting by such means shall constitute presence in person at such meeting.

          Section  3.08.  Action  Without  a  Meeting.  Any  action  required or
                          ---------------------------
permitted to be taken by the Board of Directors, or any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent in writing to the adoption of a resolution authorizing the action. The resolution and the written consents thereto by the members of the Board or committee shall be filed with the minutes of proceedings of the Board or committee.

          Section  3.09.  Compensation of Directors.  By resolution of the Board
                          -------------------------
of Directors, the Directors may be paid their expenses, if any, for attendance at each regular or special meeting of the Board or of any committee designated by the Board and may be paid a fixed sum for attendance at such meeting, or a stated salary as director, or. both. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

                                   ARTICLE IV

                                   Committees
                                   ----------

          Section  4.01.  In General.  The Board of Directors may, by resolution
                          ----------
or resolutions passed by the affirmative vote of a majority of the entire Board, designate an Executive Committee and such other committees as the Board may from time to time determine, each to consist of three or more directors, and each of which, to the extent provided in the resolution or in the certificate of incorporation or in the bylaws, shall have all the powers of the Board, except that no such committee shall have power to fill vacancies in the Board, or to change the membership of or to fill vacancies in any committee, or to make, amend, repeal or adept bylaws of the Corporation, or to submit to the shareholders any action that needs shareholder approval under these bylaws or the New York Business Corporation Law, or to fix the compensation of the directors for serving on the Board or any committee thereof, or to amend or repeal any resolution of the Board which by its terms shall not be so amendable or repealable. Each committee shall serve at the pleasure of the Board. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.


                                    ARTICLE V

                                    Officers
                                    --------

          Section 5.01.  Designation, Term, Removal and Vacancies.  The officers
                         ----------------------------------------
of the Corporation shall be a President, a Secretary, and such other officers as the Board of Directors may from time to time deem necessary. Such officers may have and perform the powers and duties usually pertaining to their respective offices, the powers and duties respectively prescribed by law and by these bylaws, and such additional powers and duties as may from time to time be prescribed by the Board. The same person may hold any two or more offices. When all the issued and outstanding stock of the Corporation is owned by one person, such person may hold all or any combination of offices.

          The initial officers of the Corporation shall be appointed by the initial Board of Directors. Thereafter, the officers of the Corporation shall be appointed by the Board as soon as practicable after the election of the Board at the annual meeting of shareholders, and shall hold office until the regular annual meeting of the Board of Directors following their appoint-ment and until their successors have been appointed and qualified; provided, however, that the Board of Directors may remove any officer at any time, with or without cause. Vacancies occurring among the officers of the Corporation shall be filled by the Board of Directors. The salaries of all officers of the Corporation shall be fixed by the Board of Directors.

          Section 5.02.  President.  The President shall preside at all meetings
                         ---------
of the shareholders and at all meetings of the Board of Directors at which he may be present. Subject to the direction of the Board of Directors, he shall be the chief executive officer of the Corporation, and shall have general charge of the entire business of the Corporation. He may sign certificates of stock and sign and seal bonds, debentures, contracts or other obligations authorized by the Board, and may, without previous authority of -the Board, make such contracts as the ordinary conduct of the Corporation's business requires. He shall have the usual powers and duties vested in the president of a corporation. He shall have power to select, appoint and remove all necessary officers and employees of the Corporation, except those selected by the Board of Directors, and make new appointments to fill vacancies. He may delegate any of his powers to a Vice President of the Corporation.

          Section  5.03.  Vice  President.  The  Vice  President or, if there be
                          ---------------
more than one, each Vice President, shall have such of the President's powers and duties as the President may from time to time delegate to him, and shall have such other powers and perform such other duties as may be assigned to him by the Board of Directors. During the absence or incapacity of the President, the Vice President, or, if there be more than one, the Vice President designated by the Board of Directors, shall perform the duties of the President, and when so acting shall have all the powers and be subject to all the responsibilities of the office of President.

          Section  5.04.  Treasurer.  The  Treasurer  shall have custody of such
                          ---------
funds and securities of the Corporation as may come to his hands or be committed to his care by the Board of Directors. Whenever necessary or proper, he shall endorse on behalf of the Corporation, for collection, checks, notes, or other obligations, and shall deposit the same to the credit of the Corporation in such bank or banks or depositaries, approved by the Board of Directors, as the Board of Directors or President may designate. He may sign receipts or vouchers for payments made to the Corporation, and the Board of Directors may require that such receipts or vouchers shall also be signed by some other officer to be designated by them. Whenever required by the Board of Directors, he shall render a statement of his cash accounts and such other statements respecting the affairs of the Corporation as may be required. He shall keep proper and accurate books of account. He shall perform all acts incident to the office of Treasurer, subject to the control of the Board.

          Section  5.05.  Secretary.  The  Secretary  shall  have custody of the
                          ---------
seal of the Corporation and when required by the Board of Directors, or when any instrument shall have been signed by the President or by any other officer duly authorized to sign the same, or when necessary to attest any proceedings of the shareholders or directors, shall affix it to any instrument requiring the same and shall attest the same with his signature, provided that the seal may be affixed by the President or any Vice President or other officer of the Corporation to any document ex-ecuted by either of them respectively on behalf of the Corporation which does not require the attestation of the Secretary. He shall attend to the giving and serving of notices of meetings. He shall have charge of such books and papers as properly belong to his office or as may be committed to his care by the Board of Directors. He shall perform such other duties as appertain to his office or as may be required by the Board of Directors.

          Section  5.06.  Delegation.  In  case of the absence of any officer of
                          ----------
the Corporation, or for any other reason that the Board of Directors may deem sufficient, the Board may temporarily delegate the powers or duties, or any of them, of such officer to any other officer or to any director.

                                   ARTICLE VI

                                     Shares
                                     ------

          Section  6.01.  Certificates  Representing  Shares.  All  certificates
                          ----------------------------------
representing shares of the Corporation shall be signed by the President or a Vice President and by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer, shall bear the seal of the Corporation and shall not be valid unless so signed and sealed. Certificates countersigned by a duly appointed transfer agent or registered by a duly appointed registrar shall be deemed to be so signed and sealed whether the signatures be manual or facsimile signatures and whether the seal be a facsimile seal or any other form of seal. All certificates shall be consecutively numbered and the name of the person owning the shares represented thereby, his residence, with the number of such shares and the date of issue, shall be entered on the Corporation's books. All certificates surrendered shall be canceled and no new certificates issued until the former certificates for the same number of shares shall have been surrendered and canceled, except as provided for herein.

          In case any officer who signed or whose facsimile sig-nature was affixed to any certificate shall have ceased to be such officer before such certificate is issued, it nevertheless may be issued by the Corporation as if he were such officer at the date of its issuance.

          When the Corporation is authorized to issue shares of more than one class there shall be set forth upon the face or back of the certificate, or the certificate shall have a statement that the Corporation will furnish to any shareholder upon request and without charge, a full statement of the designation, relative rights, preferences, and limitations of the shares of each class authorized to be issued and, if the Corporation is authorized to issue any class of preferred shares in series, the designation, relative rights, preferences and limitations of each such series so far as the same have been fixed and the authority of the Board of Directors to designate and fix the relative rights, preferences and limitations of other series.

          Any restrictions on the transfer or registration of transfer of any shares of any class or series shall be noted conspicuously on the certificate representing such shares.

          Section  6.02.  Addresses  of  Shareholders.  Every  shareholder shall
                          ---------------------------
furnish the Corporation with an address to which notices of meetings and all other notices may be served upon mailed to him, and in default thereof notices may be addressed to him at his last known post office address.

          Section  6.03.  Stolen,  Lost or Destroyed Certificates.  The Board of
                          ---------------------------------------
Directors may in its sole discretion direct that a new certificate for shares be issued in place of any certificate for shares issued by the Corporation alleged to have been stolen, lost or destroyed. When authorizing such issuance of a new certificate, the Board of Directors may, in its discretion, and as a condition precedent thereto, require the owner of such stolen, lost or destroyed certificate or his legal representatives to give the Corporation a bond in such sum as the Corporation may direct not exceeding double the value of the shares represented by the certificate alleged to have been stolen, lost or destroyed.

          Section  6.04.  Transfers  of  Shares.  Upon  compliance  with  all
                          ---------------------
provisions restricting the transferability of shares, if any, transfers of shares shall be made only upon the books of the Corporation by the holder in person or by his attorney thereunto authorized by power of attorney duly filed with the Secretary of the Corporation or with a transfer agent or registrar, if any, and upon the surrender and cancellation of the certificate or certificates for such shares properly endorsed and the payment of all taxes due thereon. The Board of Directors may appoint one or more suitable banks or trust companies as transfer agents or registrars of transfers, for facilitating transfers of any class or series of shares of the Corporation by the holders thereof under such regulations as the Board of Directors may from time to time prescribe. Upon such appointment being made, all certificates of shares of such class or series thereafter issued shall be countersigned by one of such transfer agents or one of such registrars of transfers, and shall not be valid unless so countersigned.

                                   ARTICLE VII

                              Dividends and Finance
                              ---------------------

          Section  7.01.  Dividends.  The Board of Directors shall have power to
                          ---------
fix and determine and to vary, from time to time, the amount of the working capital of the Corporation before declaring any dividends among its shareholders, to determine the date or dates for the declaration and payment of dividends and the amount of any dividend, and the amount of any reserves necessary in their judgment before declaring any dividends among its shareholders, and to determine the amount of surplus of the Corporation from time to time available for dividends.

          Section  7.02.  Fiscal Year.  The fiscal year of the Corporation shall
                          -----------
end on the last day of December in each year and shall begin on the next succeeding day, or shall be for such other period as the Board of Directors may from time to time designate.

                                  ARTICLE VIII

                                 Indemnification
                                 ---------------

          Section  8.01.  To  the  extent  permitted  by  law:
          (a) the Corporation shall indemnify any person made, or threatened to be made, a party to an action by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he, his testator or intestate, is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses including attorneys' fees, actually and necessarily incurred by him in connection with the defense or settlement of such action, or in connection with an appeal therein if such director or officer acted, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the Corporation, except that no indemnification under this paragraph shall be made in respect of (1) a threatened action, or a pending action which is settled or otherwise disposed of, or (2) any claim issue or matter as to which such person has been adjudged to be liable to the Corporation, unless and only to the extent that the Court on which the action was brought, or, if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such portion of the settlement

          (b) the Corporation shall indemnify any person made or threatened to be made a party to an action or proceeding other than one by or in the right of the Corporation to procure a judgment in its favor, whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the Corporation served in any capacity at the request of the Corporation, by reason of the fact that he, his testator or intestate, was a director or officer of the Corporation or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such director or officer acted in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the Corporation and in criminal actions or proceedings, in addition, had no reasonable cause to believe that his conduct was unlawful; and

          (c) in the discretion of and to the extent authorized by the Board of Directors, the Corporation may indemnify any employee of the Corporation or his personal representatives under circumstances similar to those hereinabove set forth.

                                   ARTICLE IX

                            Miscellaneous Provisions
                            ------------------------

          Section  9.0 1.  Shares of Other Corporations.  The Board of Directors
                           ----------------------------
shall have the right to authorize any director, officer or other person on behalf of the Corporation to attend, act and vote at meetings of the shareholders of any corporation in which the Corporation shall hold shares, and to exercise thereat any and all rights and powers incident to the ownership of such shares, and to execute waivers of notice of such meetings and calls therefor; and authority may be given to exercise the same either on one or more designated occasions, or generally on all occasions until revoked by the Board. In the event that the Board shall fail to give such authority, such authority may be exercised by the President in person or by proxy appointed by him on behalf of the Corporation.

          Any shares or other securities owned by this Corporation may, if so determined by the Board of Directors, be registered either in the name of this Corporation or in the name of any nominee or nominees appointed for that purpose by the Board of Directors.

          Section  9.02.  Books  and  Records.  Subject to the New York Business
                          -------------------
Corporation Law, the Corporation may keep its books and accounts outside the State of New York.

          Section  9.03.  Notices.  Whenever  any  notice  is  required by these
                          -------
bylaws to be given, personal notice is required only if it is expressly so stated, and any notice so required shall be deemed to be sufficient if given by depositing the same in a post office box in a sealed post-paid wrapper, addressed to the person entitled thereto at his last known post office address, and such notice shall be deemed to have been given on the day of such mailing.

          Any person may waive the right to receive any notice by signing a written waiver thereof.

          Section  9.04.  Amendment.  Except as otherwise provided herein, these
                          ---------
bylaws may be altered, amended or repealed and bylaws may be adopted by the shareholders or by the Board of Directors but any bylaw adopted by the Board of Directors may be amended or repealed by the shareholders entitled to vote thereon.

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